Exhibit 99.1 Welcome Everbridge Analyst Day 2020 © Everbridge, Inc. Confidential & Proprietary. 1Exhibit 99.1 Welcome Everbridge Analyst Day 2020 © Everbridge, Inc. Confidential & Proprietary. 1

Patrick Brickley – Chief Financial Officer



- Responsible for all Global Finance Functions
- Joined Everbridge in 2015 as VP of Finance; helped lead IPO, Capital Transactions, M&A, Investor Relations
- 20+ years experience in Finance, Accounting, Sales, and Strategy
- Google – Finance Lead
- ITA Software – Revenue Operations / Financial Planning / Enterprise Sales
- CPA – PricewaterhouseCoopers
- MBA – University of Chicago Booth School of Business

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© Everbridge, Inc. Confidential & Proprietary.
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Safe Harbor This presentation contains forward-looking statements about Everbridge, Inc. (“Everbridge” or the “Company”) within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, based on management’s current expectation. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the ability of our products and services to perform as intended and meet our customers’ expectations; our ability to attract new customers and retain and increase sales to existing customers; developments in the market for targeted and contextually relevant critical communications and the associated regulatory environment; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we have not been profitable on a consistent basis historically and may not achieve or maintain profitability in the future; the lengthy and unpredictable sales cycles for new customers; nature of our business exposes us to inherent liability risks; our ability to successfully integrate businesses and assets that we may acquire; our ability to maintain successful relationships with our partners; our ability to respond to competitive pressures; potential liability related to data privacy and security; our ability to protect our intellectual property rights; and the other risks detailed in our risk factors discussed in filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 1, 2019. Moreover, Everbridge operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for the Company’s management to predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied. Neither Everbridge nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We are providing this information as of the date of this presentation and do not undertake any obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by Everbridge relating to market size and growth and other data about the Company’s industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither Everbridge nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and Everbridge’s market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Everbridge’s business. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures, including Adjusted EBITDA and Free Cash Flow among others. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The non-GAAP financial measures used by Everbridge may differ from the non-GAAP financial measures used by other companies. A reconciliation of these measures to the most directly comparable GAAP measure is included in the Appendix to these slides. © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 3 3Safe Harbor This presentation contains forward-looking statements about Everbridge, Inc. (“Everbridge” or the “Company”) within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, based on management’s current expectation. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the ability of our products and services to perform as intended and meet our customers’ expectations; our ability to attract new customers and retain and increase sales to existing customers; developments in the market for targeted and contextually relevant critical communications and the associated regulatory environment; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we have not been profitable on a consistent basis historically and may not achieve or maintain profitability in the future; the lengthy and unpredictable sales cycles for new customers; nature of our business exposes us to inherent liability risks; our ability to successfully integrate businesses and assets that we may acquire; our ability to maintain successful relationships with our partners; our ability to respond to competitive pressures; potential liability related to data privacy and security; our ability to protect our intellectual property rights; and the other risks detailed in our risk factors discussed in filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 1, 2019. Moreover, Everbridge operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for the Company’s management to predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied. Neither Everbridge nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We are providing this information as of the date of this presentation and do not undertake any obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by Everbridge relating to market size and growth and other data about the Company’s industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither Everbridge nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and Everbridge’s market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Everbridge’s business. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures, including Adjusted EBITDA and Free Cash Flow among others. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The non-GAAP financial measures used by Everbridge may differ from the non-GAAP financial measures used by other companies. A reconciliation of these measures to the most directly comparable GAAP measure is included in the Appendix to these slides. © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 3 3

Housekeeping

1. A replay of this presentation will be available in the Events & Presentation section of our IR website at ir.everbridge.com until May 15th, 2020. We will be filing the slides with the SEC under a Form 8-K.
2. We have a very full agenda and as such we will not be stopping for breaks – if you need a break please take one as needed.
3. Please note that you can submit questions via the webcast platform – the "Questions & Answers" window is accessible by clicking on the blue Q&A button at the bottom of the page. We will be answering these questions during two Q&A sessions, one halfway through the event and one at the end.
4. We will be playing a few multimedia clips during the call today. They will appear in the "Video" window. You can resize and maximize any window using the buttons in the top right.

Thank you for your attendance and participation.

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© Everbridge, Inc. Confidential & Proprietary. | 4

Agenda

Time	Session	Speakers
11:00 AM	Review of Agenda / Safe Harbor	Patrick Brickley – SVP & CFO
11:15 AM	Executive Chairman Comments	Jaime Ellertson – Executive Chairman
11:25 AM	Growth Drivers, Addressable Market & Vision	David Meredith – CEO
12:00 PM	CEM Expansion for IoT & New Hybrid Public Warning Platform	Imad Mouline – CTO
12:30 PM	COVID-19 Shield - Product Launch	Claudia Dent – SVP Product Marketing
1:00 PM	EB Ecosystem	Ajay Nigam – Chief Product Officer
1:15 PM	Platform Scalability, Resiliency, and Compliance	Jim Totton – EVP Chief Operations Officer
1:30 PM	Customer Speaker: Syniverse	Philip Celestini – Chief Security Officer, Syniverse
1:45 PM	Q&A	
2:00 PM	Enterprise Transition & GTM Developments	Vernon Irvin – EVP Chief Revenue Officer
2:15 PM	Partner Speaker: Control Risks	Eddie Everett – CEO Products, Control Risks
2:30 PM	Customer Success	MJ McCarthy – Head of Global Account Management
2:45 PM	Mission-Driven Culture and Employer of Choice	Cara Antonacci – Head of People/ HR
3:00 PM	Financial Review	Patrick Brickley – SVP & CFO
3:30 PM	Wrap Up	David Meredith – CEO
3:45 PM	Q&A	

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© Everbridge, Inc. Confidential & Proprietary. 5

Jaime Ellertson – Executive Chairman



- Leads Everbridge strategic vision and market evolution
- Former CEO and Chairman of CloudFloor Corporation, merged with Everbridge (NASDAQ: EVBG)
- CEO, President, and Director of Gomez Inc., Internet Performance Management leader (acquired by Compuware)
- CEO, President, and Director of S1 Corporation (NASDAQ: SONE)
- CEO and President of Interleaf (NASDAQ: LEAF) acquired by BroadVision
  - Founded several other high growth companies
  - Founder Document Automation Corporation (1982-1987)
  - Founder Openware Technologies (1990-1995)
  - Founder Purview Technologies Inc. (1996-1997)

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Comments on Current COVID-19 Environment COVID-19 is one of the largest critical events to affect our world in the last century. Keeping our global customers, their employees and our employees safe during this critical event is our top priority . © Everbridge, Inc. Confidential & Proprietary. 7Comments on Current COVID-19 Environment COVID-19 is one of the largest critical events to affect our world in the last century. Keeping our global customers, their employees and our employees safe during this critical event is our top priority . © Everbridge, Inc. Confidential & Proprietary. 7

Continuing Growth through Strategic Initiatives


Expand
leadership position in
Mass Notification
business


Drive
CEM
market leadership
across new verticals
and geographies


Accelerate
our platform
capabilities with
Public Warning &
IoT

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Successful Executive Team Transition

Patrick Brickley
SVP & CFO



April 2019

David Meredith
CEO & Director



July 2019

Vernon Irvin
EVP & Chief Revenue Officer



September 2019

© Everbridge, Inc. Confidential & Proprietary.
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David Meredith – CEO & Board Director



- Leads Everbridge long-term growth and management of the business
- 25+ years executive leadership scaling multi-billion-dollar cloud managed services providers and software companies
- Former Chief Operating Officer at Rackspace
- Former President of Global Data Center Hosting at CenturyLink
- Leadership roles ranging from PE/ venture firms to business units of large public companies such as Capital One, CGI and VeriSign
- M.S. from the University of Virginia (UVA)

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Updates from our Team, Customers, & Partners



Public Warning & CEM for IoT



COVID-19 Shield



EB Ecosystem & Network Effects



Resiliency & Compliance



CEM + Syniverse
Phil Celestini, CSO



Enterprise Transition



CEM + Control Risks
Eddie Everett, CEO Products



Customer Success



Employer of Choice: Mission-Driven Culture



Financial Performance

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Increasing Global Reach Everbridge Mission: Keep People Safe & Businesses Running…Faster REACHED BY 2024 © Everbridge, Inc. Confidential & Proprietary. 12Increasing Global Reach Everbridge Mission: Keep People Safe & Businesses Running…Faster REACHED BY 2024 © Everbridge, Inc. Confidential & Proprietary. 12

Accelerating Threats Drive Disruption 3 1 Annual mass shootings in the US Number of terrorist incidents 6x 27x increase increase 2017 2018 BLACK SWAN EVENT - COVID-19: ~33K ~30 2000 2000 GLOBAL, PERSISTENT, AND PERVASIVE DISRUPTOR OF ~5K GOVERNMENTS, BUSINESSES, & HEALTHCARE 1 PEOPLE OPERATIONS & BRAND 2 4 Number of natural disasters Total malware programs SUPPLY CHAIN Hundreds of millions 18.5% decline in working from home due 5 million hospitality stocks 21x 1.7x to nationwide lockdowns, companies have Tier as hotels, airlines, increase increase incl. UK, Italy, France, 2 suppliers in and other travel 2019 2018 Spain, as well as SLG impacted regions, business see a drop mandates in the U.S. including 983 of in customers ~1bn ~850 F1000 2010 Source: STR/Baird Hotel Stock Source: Dun & Bradstreet As of March 19, 2020 2000 ~50mm Index as of March 10, 2020 ~500 All statistics on page are shown as rounded statistics 1) Global Terrorism Database 2018 (Excludes Iraq and Afghanistan) 2) Munich RE – “Natural disasters of 2018 in figures” 3) FBI “2000 to 2018 Active Shooter Incidents” © Everbridge, Inc. Confidential & Proprietary. 13 4) AV-Test Institute – “Total Malware” (2010 is earliest data available)Accelerating Threats Drive Disruption 3 1 Annual mass shootings in the US Number of terrorist incidents 6x 27x increase increase 2017 2018 BLACK SWAN EVENT - COVID-19: ~33K ~30 2000 2000 GLOBAL, PERSISTENT, AND PERVASIVE DISRUPTOR OF ~5K GOVERNMENTS, BUSINESSES, & HEALTHCARE 1 PEOPLE OPERATIONS & BRAND 2 4 Number of natural disasters Total malware programs SUPPLY CHAIN Hundreds of millions 18.5% decline in working from home due 5 million hospitality stocks 21x 1.7x to nationwide lockdowns, companies have Tier as hotels, airlines, increase increase incl. UK, Italy, France, 2 suppliers in and other travel 2019 2018 Spain, as well as SLG impacted regions, business see a drop mandates in the U.S. including 983 of in customers ~1bn ~850 F1000 2010 Source: STR/Baird Hotel Stock Source: Dun & Bradstreet As of March 19, 2020 2000 ~50mm Index as of March 10, 2020 ~500 All statistics on page are shown as rounded statistics 1) Global Terrorism Database 2018 (Excludes Iraq and Afghanistan) 2) Munich RE – “Natural disasters of 2018 in figures” 3) FBI “2000 to 2018 Active Shooter Incidents” © Everbridge, Inc. Confidential & Proprietary. 13 4) AV-Test Institute – “Total Malware” (2010 is earliest data available)

The High Cost of Disruption ESTIMATED ANNUAL ECONOMIC IMPACT OF 1 Cost of Terrorism $84 Billion $489* Natural Disaster ESTIMATED ECONOMIC IMPACT OF $175 Billion 2 Losses Billion Impact 5 COVID-19 Cost of Malicious $109 Billion 3 Cyber Activities (US) $2 Trillion Source: United Nations as of March 9, 2020 Cost of Workplace $121 Billion 4 Violence (US) *2016 estimates 1) Institute for Economics and Peace – 2016 Global Terrorism Index 2) Munich RE – “Overview of natural catastrophe figures for 2016” 3) US Council of Economic Advisors - “The Cost of Malicious Cyber Activity to the U.S. Economy” 4) National Academies - “Costs of Violence in the Workplace“ © Everbridge, Inc. Confidential & Proprietary. 14 5) United Nations – estimation given 0.5% global economic growth, as of March 9, 2020The High Cost of Disruption ESTIMATED ANNUAL ECONOMIC IMPACT OF 1 Cost of Terrorism $84 Billion $489* Natural Disaster ESTIMATED ECONOMIC IMPACT OF $175 Billion 2 Losses Billion Impact 5 COVID-19 Cost of Malicious $109 Billion 3 Cyber Activities (US) $2 Trillion Source: United Nations as of March 9, 2020 Cost of Workplace $121 Billion 4 Violence (US) *2016 estimates 1) Institute for Economics and Peace – 2016 Global Terrorism Index 2) Munich RE – “Overview of natural catastrophe figures for 2016” 3) US Council of Economic Advisors - “The Cost of Malicious Cyber Activity to the U.S. Economy” 4) National Academies - “Costs of Violence in the Workplace“ © Everbridge, Inc. Confidential & Proprietary. 14 5) United Nations – estimation given 0.5% global economic growth, as of March 9, 2020

CEM Market Drivers

BIG DATA

12% of available data is analyzed by companies, **2.5 quintillion bytes** created each day [3]

DIGITAL TRANSFORMATION

$2 Trillion or 53% of all technology spending by 2023[2]

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MOBILE

73.2% of US Workers will be mobile in 2020 [1]

IoT & SMART / SAFE CITIES

74.5 Billion IoT connected devices and $158 Billion in Smart City spend by 2025 [2,5]

1) IDC – "IDC Forecasts U.S. Mobile Worker Population to Surpass 105 Million by 2020"
2) IHS – "IoT to have 75 billion 'connected' devices by 2025"
3) Forrester Research – "The Forrester Wave™: Big Data Hadoop Solutions"
4) United Nations – "World Urbanization Prospectus"
5) IDC – IDC Forecasts Smart Cities Spending to Reach $158 Billion in 2022
6) IDC – Digital Transformation Worldwide Semiannual Digital Transformation Spending Guide

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Large and Growing Addressable Market

$4.8B + $10.4B + $25.9B

= $41+ Billion TAM[1]

Population Alerting			IT and IoT Alerting		Critical Event Management				
Mass Notification	Community Engagement	Public Warning	IT Alerting	IoT	Risk Intelligence	Crisis Management	Visual Command Center	Safety Connection	Analytics[2]

From Single Product to Enterprise Suite

"CAVEMAN" MATH

5 / 50
U.S. states

5 / 28
Indian states

8 / 200
Countries

250 / 1000
F1000

1.9 / 10
SaaS products per customer

(1)Total Addressable Market is based on EVBG ASPs applied to 29,000+ named accounts, including (a) CEM target customers in G2000 and companies with greater than 1,000 employees; (b) IT & IoT alerting target customers as % of employees supporting IT; and (c) 180+ target Population Alerting countries priced according to population and GDP. TAM, which is based on management estimates, is inherently subject to uncertainties and actual events or circumstances may differ materially from management estimates reflected in this presentation.
(2)Rollout in progress

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Everbridge Enterprise Client Base

8 OF THE **10**
largest investment banks[1]

7 OF THE **10**
largest global auto makers[2]

9 OF THE **10**
largest global consulting firms[3]

8 OF THE **10**
largest U.S. cities[4]

7 OF THE **195**
countries

47 OF THE **50**
busiest North American airports[5]

4 OF THE **5**
largest pharmaceutical companies[6]

6 OF THE **10**
largest high tech companies[7]

4 OF THE **4**
largest global CPA firms[2]

Extensive customer base growth across **multiple verticals**



Q4 2019
5,024
Q4 2011
867

Number of customers[8]

(1) 2019 ADV ratings by investment banking revenue. (2) As of 2019, ranked by annual revenue (3) As of 2018, ranked by annual revenue (4) 2010 consensus by population (5) Federal Aviation Administration
(6) Drug Channels Institute 2018, ranked by prescription revenue (7) Forbes "The Largest Technology Companies in 2019"
(8) As of December 31, 2011 and December 31, 2019.

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Setting the Standard Marquee customers leveraging EVBG to drive and protect operations © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 18 18Setting the Standard Marquee customers leveraging EVBG to drive and protect operations © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 18 18

CEM "Category Creation Flywheel" Accelerating

CEM solves mission-critical **problems that matter to the Board and C-suite** of the world's largest companies and governments



Generate Demand and Global Awareness
Engage the C-Suite
Penetrate TAM via adjacencies & geos
Increase ASP
Generate and leverage EB Network Effects
CEM

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Everbridge Network: Florida Platform Enables Ecosystem for Regional Resiliency 400+ Customers COUNTIES 65 of 67 CITIES 260 CORPORATIONS 50 GOVERNMENT 115 EDUCATION 7 HEALTH CARE 30 TRANSPORTATION 18 © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 20 20Everbridge Network: Florida Platform Enables Ecosystem for Regional Resiliency 400+ Customers COUNTIES 65 of 67 CITIES 260 CORPORATIONS 50 GOVERNMENT 115 EDUCATION 7 HEALTH CARE 30 TRANSPORTATION 18 © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 20 20

Country-wide Network Effects: Singapore

Platform Enables Ecosystem for Regional Resiliency





30+ Customers

FINANCIAL SERVICES	9
MANUFACTURING	4
HOPSPITALITY	2
GOVERNMENT	2
UTILITIES	2
HEALTH CARE	1
TELECOM	2

GROWING TRACTION ACROSS VERTICALS

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Announcing the Next Generation Public Warning System CELL BROADCASTING LOCATION BASED ALERTING HYBRID PUBLIC WARNING PLATFORM 90%+ SPEED of MESSAGE PATENTED VERIFIABLE REACH DELIVERY IP HYBRID PUBLIC MULTI-LINGUAL WARNING CONGESTION FREE MESSAGING TWO-WAY UNIQUE ALERT ENGAGEMENT TONE © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 22 22Announcing the Next Generation Public Warning System CELL BROADCASTING LOCATION BASED ALERTING HYBRID PUBLIC WARNING PLATFORM 90%+ SPEED of MESSAGE PATENTED VERIFIABLE REACH DELIVERY IP HYBRID PUBLIC MULTI-LINGUAL WARNING CONGESTION FREE MESSAGING TWO-WAY UNIQUE ALERT ENGAGEMENT TONE © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 22 22

Announcing the Next Generation Public Warning System HYBRID PLATFORM HYBRID PUBLIC WARNING 90%+ SPEED of MESSAGE VERIFIABLE REACH DELIVERY SMART SEND Maximize Reach and Performance HYBRID PUBLIC MULTI-LINGUAL SMART RESPONSE WARNING CONGESTION FREE MESSAGING Directed Two-Way Comms SMART LOCATION Insight to Crowd TWO-WAY UNIQUE ALERT ENGAGEMENT TONE Movements © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 23 23Announcing the Next Generation Public Warning System HYBRID PLATFORM HYBRID PUBLIC WARNING 90%+ SPEED of MESSAGE VERIFIABLE REACH DELIVERY SMART SEND Maximize Reach and Performance HYBRID PUBLIC MULTI-LINGUAL SMART RESPONSE WARNING CONGESTION FREE MESSAGING Directed Two-Way Comms SMART LOCATION Insight to Crowd TWO-WAY UNIQUE ALERT ENGAGEMENT TONE Movements © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 23 23

Public Warning Video in Player © Everbridge, Inc. Confidential & Proprietary. 24Public Warning Video in Player © Everbridge, Inc. Confidential & Proprietary. 24

Imad Mouline – Chief Technology Officer



- Leads Everbridge market strategy, product roadmap and innovation
- CTO of Everbridge since 2011
- Co-founder and CTO of CloudFloor
- CTO of Compuware's Application Performance Management Solutions
- CTO of Gomez
- CTO of S1 Corporation
- Director of Engineering at BroadVision and Interleaf, Inc
- 5 U.S. Patents; MIT graduate

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© Everbridge, Inc. Confidential & Proprietary. | 1

Everbridge Critical Event Management © Everbridge, Inc. Confidential & Proprietary. 2 Everbridge Critical Event Management © Everbridge, Inc. Confidential & Proprietary. 2

A Simple Value Proposition


People
Assets
. Operations
Supply Chain
Brand
CRITICAL
EVENT
BAD
THINGS

© Everbridge, Inc. Confidential & Proprietary. | 3

Most Common Critical Events “From which of the following types of critical events has your company suffered in the past 24 months?” Natural disaster/extreme % % Executive protection threat 33 23 weather Theft of physical/ % % Brand/ reputational crises 28 23 intellectual property Pandemic % IT failure of a business- % % Supply chain disruption 98 COVID-19 25 22 critical system % % Cyberattack Terrorism or acts of terror 24 14% % Utility outage Active shooter 24 11 Base: 214 critical event management and operations executives in the US at enterprises with global operations Source: A commissioned study conducted by Forrester Consulting on behalf of Everbridge, September 2018 1. Dun & Bradstreet: Percent of F1000 companies with Tier 2 suppliers impacted by COVID-10 © Everbridge, Inc. Confidential & Proprietary. 4 Most Common Critical Events “From which of the following types of critical events has your company suffered in the past 24 months?” Natural disaster/extreme % % Executive protection threat 33 23 weather Theft of physical/ % % Brand/ reputational crises 28 23 intellectual property Pandemic % IT failure of a business- % % Supply chain disruption 98 COVID-19 25 22 critical system % % Cyberattack Terrorism or acts of terror 24 14% % Utility outage Active shooter 24 11 Base: 214 critical event management and operations executives in the US at enterprises with global operations Source: A commissioned study conducted by Forrester Consulting on behalf of Everbridge, September 2018 1. Dun & Bradstreet: Percent of F1000 companies with Tier 2 suppliers impacted by COVID-10 © Everbridge, Inc. Confidential & Proprietary. 4

Managing Critical Events: Why Is It So hard? Do we/ What’s What do we/ How did should we happening? should we do? we do? care? • Post-mortem report • Identify appropriate plan • Is it a reliable source? • Employees, Visitors, Contractors, Travelers • Activate response team • Generate RCA • What type of disruption? • Buildings, Assets, • Compliance • Notify impacted Suppliers, Partners stakeholders, employees • Where is it? • Performance • Impacted Customers, assessment • Keep execs informed • When did it happen? Brand • Identify improvements • How severe? • Response teams, LoB The more time, the greater the impact to people, assets and operations © Everbridge, Inc. Confidential & Proprietary. 5 Managing Critical Events: Why Is It So hard? Do we/ What’s What do we/ How did should we happening? should we do? we do? care? • Post-mortem report • Identify appropriate plan • Is it a reliable source? • Employees, Visitors, Contractors, Travelers • Activate response team • Generate RCA • What type of disruption? • Buildings, Assets, • Compliance • Notify impacted Suppliers, Partners stakeholders, employees • Where is it? • Performance • Impacted Customers, assessment • Keep execs informed • When did it happen? Brand • Identify improvements • How severe? • Response teams, LoB The more time, the greater the impact to people, assets and operations © Everbridge, Inc. Confidential & Proprietary. 5

What Managing Critical Events Really Means?

1

ASSESS

Context and Severity



Know What Is Happening or May Happen.

2

LOCATE

Identify Stakeholders and Assets



Identify Who Is Impacted, Needs to Know and Can Help.

3

ACT

Manage Response



Inform, Notify, Rally, Collaborate, Mitigate, Fix, Recover.

4

ANALYZE

Performance



Report, Comply, Learn, Improve.

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What Managing Critical Events Really Means? 1 ASSESS Context and Streamline critical Severity event response and accelerate resolution 4 ANALYZE Performance © Everbridge, Inc. Confidential & Proprietary. 7 What Managing Critical Events Really Means? 1 ASSESS Context and Streamline critical Severity event response and accelerate resolution 4 ANALYZE Performance © Everbridge, Inc. Confidential & Proprietary. 7

CEM Critical Event Management PLATFORM

Everbridge CEM
is always on.


1
ASSESS
Context and Severity
2
LOCATE
Identify Stakeholders and Assets
3
ACT
Manage Response
4
ANALYZE
Performance
CEM

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Cross Domain Use Cases Business Life Supply Chain IT Services Emergency Continuity Safety Risk Disruptions Communications © Everbridge, Inc. Confidential & Proprietary. 9 Cross Domain Use Cases Business Life Supply Chain IT Services Emergency Continuity Safety Risk Disruptions Communications © Everbridge, Inc. Confidential & Proprietary. 9

Critical Event Management Physical Security Pandemic Physical Pandemic Security Cyber Severe Cyber Attack Severe Weather Attack Weather Critical Events & Major Incidents Supply Critical Events Supply Chain & Major Chain Brand Disruption Incidents Disruption Crisis Brand Crisis IT System Mitigated Failure Manmade Manmade & Resolved Disaster Disaster IT System Any Other According to Any Other Failure Major Plan! Major Issue Issue Utility Utility Disruption Disruption © Everbridge, Inc. Confidential & Proprietary. 10 Critical Event Management Physical Security Pandemic Physical Pandemic Security Cyber Severe Cyber Attack Severe Weather Attack Weather Critical Events & Major Incidents Supply Critical Events Supply Chain & Major Chain Brand Disruption Incidents Disruption Crisis Brand Crisis IT System Mitigated Failure Manmade Manmade & Resolved Disaster Disaster IT System Any Other According to Any Other Failure Major Plan! Major Issue Issue Utility Utility Disruption Disruption © Everbridge, Inc. Confidential & Proprietary. 10

Expanding CEM Broader

Public Warning


Physical Security
Pandemic
Severe Weather
Cyber Attack
Critical Events & Major Incidents
Supply Chain Disruption
Brand Crisis
Manmade Disaster
IT System Failure
Any Other Major Issue
Utility Disruption

Optimized Outreach

"For the delivery of public warning, there appears to be no single solution that fits all the requirements for the timely notification of an emergency incident or situation. Therefore, a Public Warning System (PWS) ought to be a blend of the best attributes of the existing technologies, adapted to the particular demands of the country or territory in question."

eena

EUROPEAN EMERGENCY NUMBER ASSOCIATION


PUBLIC WARNING SYSTEMS
Update
Learn how to instantly alert all the population of an ongoing crisis or upcoming threat.
Be prepared for the unexpected.
Comply with the new EU legislation.
Version 3.0

European Emergency Number Authority
"PUBLIC WARNING SYSTEMS Update"
30 September 2019

everbridge
© Everbridge, Inc. Confidential & Proprietary. | 12

Should You Be Alerted?

Mobile Location
Where you are NOW

Static Location
Where you LIVE

Expected Location
Where you go HABITUALLY
A. Children's school
B. Parents Home



Hayes
Longford
Feltham
Littleton
Upper Halliford
Isleworth
Brentford
Royal Botanic Gardens, Kew
Richmond
Twickenham
Teddington
Bushy Park
Hampton Court Palace
Kingston upon Thames
East Molesey
Surbiton
New Malden
Putney Heath
Wimbledon and Putney Commons
Mitcham
Morden
Thornton Heath
Dulwich Village
The Regent's Park
The British Museum
Marble Arch
Kensington Palace
Hyde Park
London
St James's Park
LAMBETH
A
B

Follow-Up (1) An evacuation is ordered… The evacuation is lifted… Whom should you alert? © © E Ev ve er rb br ridg idge e,, IIn nc c.. C Co on nffide iden nttial ial & & P Pr ro op pr riet ieta ar ry y.. 14 14 Follow-Up (1) An evacuation is ordered… The evacuation is lifted… Whom should you alert? © © E Ev ve er rb br ridg idge e,, IIn nc c.. C Co on nffide iden nttial ial & & P Pr ro op pr riet ieta ar ry y.. 14 14

Follow-Up (2) An evacuation is ordered… The evacuation is lifted… Whom should you alert? © © E Ev ve er rb br ridg idge e,, IIn nc c.. C Co on nffide iden nttial ial & & P Pr ro op pr riet ieta ar ry y.. 15 15 Follow-Up (2) An evacuation is ordered… The evacuation is lifted… Whom should you alert? © © E Ev ve er rb br ridg idge e,, IIn nc c.. C Co on nffide iden nttial ial & & P Pr ro op pr riet ieta ar ry y.. 15 15

Post Evacuation Search and Rescue An evacuation is ordered… Who’s left behind? © © E Ev ve er rb br ridg idge e,, IIn nc c.. C Co on nffide iden nttial ial & & P Pr ro op pr riet ieta ar ry y.. 16 16 Post Evacuation Search and Rescue An evacuation is ordered… Who’s left behind? © © E Ev ve er rb br ridg idge e,, IIn nc c.. C Co on nffide iden nttial ial & & P Pr ro op pr riet ieta ar ry y.. 16 16

18 Years of Experience and Expertise

Statewide



+ 60 active at some level in the government

Countrywide



+ 11 active at some level in the government

3,700+

Active Public Safety Clients in

19 Countries + 65 states/Provinces/Territories

3,600+

Active Public Alerting Systems

460+

Hybrid Cell Broadcast | WEA PWS Deployments

3.5 Billion

Messages sent *in 2019*

550+ Million

People reached

everbridge
© Everbridge, Inc. Confidential & Proprietary.
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Communicate across all phases of the event

ALERT
the broadest number of people as fast as possible

RESPOND
to groups (residents, tourists, responders, etc.) in their local language with two-way communications

PLAN
for the most likely incidents; encourage residents to prepare and publicize practice drills

RECOVER
by precisely targeting people with special skills; those who can assist and direct follow-up activities


INCIDENT LIFECYCLE

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© Everbridge, Inc. Confidential & Proprietary.
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Communicate with all stakeholders #2 Communicate with all stakeholders Automatically reach: • Who can help • Who is impacted • Who needs to know Skills Needs Schedules On-duty and on-call, rotations, escalations, etc. Public Safety; Police; Fire; Residents; Visitors; Functional Needs Fire Service; Police; First Ambulance; Leadership Residents; Students and Elderly Responder © © E Ev ve es r rb b; r ridg idg Search and Re e e,, IIn nc c.. C Co on nffide iden nttial ial & & P Pr ro op pr riet iet sa ac r ry yue .. 19 19 Communicate with all stakeholders #2 Communicate with all stakeholders Automatically reach: • Who can help • Who is impacted • Who needs to know Skills Needs Schedules On-duty and on-call, rotations, escalations, etc. Public Safety; Police; Fire; Residents; Visitors; Functional Needs Fire Service; Police; First Ambulance; Leadership Residents; Students and Elderly Responder © © E Ev ve es r rb b; r ridg idg Search and Re e e,, IIn nc c.. C Co on nffide iden nttial ial & & P Pr ro op pr riet iet sa ac r ry yue .. 19 19

Leverage location intelligence



STATIC LOCATION

Where do people live and work **most of the time.**



LAST KNOWN LOCATION

Where are people **now.**

Historic ‘snapshots’ of where people were **6 hours ago.**



EXPECTED LOCATION

Where do people regularly spend time outside their home such as visiting family or community activities **today.**



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© Everbridge, Inc. Confidential & Proprietary.
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Maximize the Effectiveness of Delivery Channels CELL BROADCASTING LOCATION BASED ALERTING 90%+ SPEED of VERIFIABLE MESSAGE REACH DELIVERY HYBRID WARNING MULTI-LINGUAL CONGESTION PLUS MESSAGING FREE TWO-WAY UNIQUE ENGAGEMENT ALERT TONE © Everbridge, Inc. Confidential & Proprietary. 21 Maximize the Effectiveness of Delivery Channels CELL BROADCASTING LOCATION BASED ALERTING 90%+ SPEED of VERIFIABLE MESSAGE REACH DELIVERY HYBRID WARNING MULTI-LINGUAL CONGESTION PLUS MESSAGING FREE TWO-WAY UNIQUE ENGAGEMENT ALERT TONE © Everbridge, Inc. Confidential & Proprietary. 21

Maximize the Effectiveness of Delivery Channels CELL BROADCASTING LOCATION BASED ALERTING HYBRID PUBLIC WARNING 90%+ SPEED of VERIFIABLE MESSAGE SMART SEND REACH DELIVERY Maximize Reach and Performance HYBRID SMART RESPONSE WARNING MULTI-LINGUAL CONGESTION Directed Two-Way Comms PLUS MESSAGING FREE SMART LOCATION Insight to Crowd Movements TWO-WAY UNIQUE ENGAGEMENT ALERT TONE © Everbridge, Inc. Confidential & Proprietary. 22 Maximize the Effectiveness of Delivery Channels CELL BROADCASTING LOCATION BASED ALERTING HYBRID PUBLIC WARNING 90%+ SPEED of VERIFIABLE MESSAGE SMART SEND REACH DELIVERY Maximize Reach and Performance HYBRID SMART RESPONSE WARNING MULTI-LINGUAL CONGESTION Directed Two-Way Comms PLUS MESSAGING FREE SMART LOCATION Insight to Crowd Movements TWO-WAY UNIQUE ENGAGEMENT ALERT TONE © Everbridge, Inc. Confidential & Proprietary. 22

Communicate with the *right* people at the *right* time on the *right* channel


Situation
Phase
Stake
STATIC
LAST KNOWN
EXPECTED
Location Data
OPT-INS
RESIDENT CONNECTION
NATIONAL REGISTRIES
Contact Data
TEXT
EMAIL
VOICE
CELL BROADCAST
Channel
EVERBRIDGE PUBLIC WARNING PLATFORM

everbridge
© Everbridge, Inc. Confidential & Proprietary.
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CEM Today


Natural Disaster
Physical Security
Cyber Attack
Critical Events & Major Incidents
Severe Weather
Supply Chain Disruption
Brand Crisis
Manmade Disaster
IT System Failure
Any Other Major Issue
Utility Disruption
1
ASSESS
Context and Severity
2
LOCATE
Identify Stakeholders and Assets
CEM
ORCHESTRATION
3
ACT
Manage Response
4
ANALYZE
Performance
Mitigated & Resolved According to Plan!

Expanding CEM Deeper

IoT


Physical Security
Natural Disaster
Severe Weather
Cyber Attack
Critical Events & Major Incidents
Supply Chain Disruption
Brand Crisis
Manmade Disaster
Any Other Major Issue
IT System Failure
Utility Disruption

Broadening the Scope of Coverage



Region
Country
State/ Province
County
City
Neighbor-hood
Block
Building
Floor
Room
Natural Disaster
Traffic Issues
Fire Alarm
Inclement Weather
Hazmat Incident
Political Turmoil
Civil Unrest
Active Assailant
Transportation Disruption
Intruder Alert
Utilities Disruption

everbridge

© Everbridge, Inc. Confidential & Proprietary. 26

Arctic Ocean
East Siberian Sea
Chukchi Sea
Beaufort Sea
Gulf of Alaska
Sea of Okhotsk
CANADA
Hudson Bay
Labrador Sea
Pacific Ocean
Atlantic Ocean
Sargasso Sea
SWEDEN
FINLAND
NORWAY
UNITED KINGDOM
DENMARK
IRELAND
POLAND
BELARUS
UKRAINE
ROMANIA
ITALY
SPAIN
PORTUGAL
GREECE
MOROCCO
ALGERIA
LIBYA
EGYPT

Lovejoy Wharf
Beverly St Ext
Lovejoy Wharf
Beverly St Ext
Nashua St
Thomas P Tip O'Neill Jr Tunnel
Beverly St
Causeway St
The Hub on Causeway
Avalon North Station
Auerbach Way
Legends Way
Nashua St
Red Auerbach Way
North Station
Causeway St @ North Station
Canal St
Haverhill St
Hub50House
Thomas P O'Neill Jr Federal Building
93
1
3

© © E Ev ve er rb br ridg idge e,, IIn nc c.. C Co on nffide iden nttial ial & & P Pr ro op pr riet ieta ar ry y.. 29 29 © © E Ev ve er rb br ridg idge e,, IIn nc c.. C Co on nffide iden nttial ial & & P Pr ro op pr riet ieta ar ry y.. 29 29

© © E Ev ve er rb br ridg idge e,, IIn nc c.. C Co on nffide iden nttial ial & & P Pr ro op pr riet ieta ar ry y.. 30 30 © © E Ev ve er rb br ridg idge e,, IIn nc c.. C Co on nffide iden nttial ial & & P Pr ro op pr riet ieta ar ry y.. 30 30

SOS

© © E Ev ve er rb br ridg idge e,, IIn nc c.. C Co on nffide iden nttial ial & & P Pr ro op pr riet ieta ar ry y.. 32 32 © © E Ev ve er rb br ridg idge e,, IIn nc c.. C Co on nffide iden nttial ial & & P Pr ro op pr riet ieta ar ry y.. 32 32

Go straight then turn right
50ft
Patient Rooms 8-
From: South Parking Level 1
To: Cancer Center Treatment Registration

COVID-19 Shield Video in Player © Everbridge, Inc. Confidential & Proprietary. 34 COVID-19 Shield Video in Player © Everbridge, Inc. Confidential & Proprietary. 34

Claudia Dent – SVP Product Marketing



- Over 20 years of experience in the technology industry
- Executive positions in product management, marketing, business development
- Background with high-growth companies from start-ups to large global enterprises including:
  - IBM/ Rational Software
  - Interleaf
  - Ounce Labs
  - Compuware/ Dynatrace & Gomez

everbridge
© Everbridge, Inc. Confidential & Proprietary.
1

COVID-19 Challenges Protecting the safety of your 1 employees Maintaining your operations 2 Reducing costs and liability 3 © Everbridge, Inc. Confidential & Proprietary. 2 COVID-19 Challenges Protecting the safety of your 1 employees Maintaining your operations 2 Reducing costs and liability 3 © Everbridge, Inc. Confidential & Proprietary. 2

Everbridge COVID-19 Shield: Fully Turnkey

Out-of-the-Box

- **Risk Intelligence** for 140+ incident types
- **Specialized COVID-19** intelligence & reports
- COVID-19 **Communication** templates
- COVID-19 **Crisis Management** templates

Rapid Deployment

- **Users** with appropriate Role-Based Access Controls
- **Organization contacts** including how to reach them, office & home locations, department and other attributes
- **Buildings & Assets** with associated geo-location
- **Key groups** for response activation

Customers up and running less than 48 hours!
COVID-19 Data, Templates, Contacts & Assets

everbridge
© Everbridge, Inc. Confidential & Proprietary.
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Everbridge COVID-19 Shield solutions

Know Your Risks

- Receive COVID-19 Alerts correlated to your assets
- Receive COVID-19 Situation Reports by e-mail
- Understand related risks & intelligence



201,634
Situation Report
Coronavirus Spreading Widely in Multiple Countries as Global Risk Increases
NC4
Worldwide

Protect Your People

- Know who is impacted: at the office, working remote or traveling
- Manage wellness checks
- Know who is at risk from past travel
- Manage travel bans
- Keep people away from unsafe areas



Hong Kong - Border crossings reportedly remain closed; train connection to China remains suspended.
Updated 7h ago

Protect Your Operations & Your People

- Automatically correlate COVID-19 Alerts to operational assets
- Manage Remote worker programs
- Manage Supply Chain Disruptions
- Track and audit disruption procedures with task lists and collaboration



Visual Command Center
Supply Chain Disruption

Customers up and running less than 48 hours!

COVID-19 Data, Templates, Contacts & Assets

© Everbridge, Inc. Confidential & Proprietary. | 4

Everbridge: Common Operating Environment

EVERBRIDGE VISUAL COMMAND CENTER | CORRELATION | ORCHESTRATION

LOCATION & ASSET IMPACTS

- People: Office, Home, Travel Itineraries
- Buildings & Facilities
- Your Customer Locations

CURATED THREAT INTELLIGENCE VIA NC4

22,000+ RISK SOURCES

HAZMAT, HURRICANE, TORNADO, SYSTEM WARNING, FLOOD, EARTHQUAKE, WILDFIRES, SUPPLY CHAIN, IT OUTAGE, FIRE, CYBER, TERROR

EVERBRIDGE NETWORK

Private Healthcare

Public Regional

1000s of Everbridge customers
Sharing from public & private groups

YOUR INTELLIGENCE



EVERBRIDGE PLATFORM

CONTACT & ASSET MGMT | GLOBAL COMMS & COLLABORATION | REPORTING & ANALYTICS | SELF SERVICE ADMIN | LOCATION SERVICES | MOBILE SERVICES | SECURITY & DATA PRIVACY | SCALABILITY & RELIABILITY

everbridge

© Everbridge, Inc. Confidential & Proprietary.
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Everbridge COVID-19 Shield Common Operating Environment

In the Command Center….



LONDON BOROUGH OF CAMDEN, LONDON, UK
48,890
14,047
LONDON: NUMBER OF CONFIRMED CORONAVIRUS CASES RISE TO 7,391
587 / 19,129
331



ALERT SUMMARY
48
134
2975
ASSETS
247243
51924
Employees 238743
Retail 7122
Manufacturing 922
Office 301
Warehouse 91
Other 64
GLOBAL VIEW
CRITICAL EVENTS

… Or Virtual "on the go"

everbridge
© Everbridge, Inc. Confidential & Proprietary. | 6

Know Your Risks © Everbridge, Inc. Confidential & Proprietary. 7 Know Your Risks © Everbridge, Inc. Confidential & Proprietary. 7

Automatically 11 correlate Alerts to your impacted people, assets & supply chain Up to date risk intelligence on Coronavirus, including case statistics, travel advisories, closures and supply chain impacts. Understand additional risk events that may impact your response to Coronavirus © Everbridge, Inc. Confidential & Proprietary. 8 © Everbridge, Inc. Confidential & Proprietary. Automatically 11 correlate Alerts to your impacted people, assets & supply chain Up to date risk intelligence on Coronavirus, including case statistics, travel advisories, closures and supply chain impacts. Understand additional risk events that may impact your response to Coronavirus © Everbridge, Inc. Confidential & Proprietary. 8 © Everbridge, Inc. Confidential & Proprietary.

Everbridge Risk Intelligence

- **Redundant Monitoring Centers** in VA & CA
- **Automated curation of risk intelligence data**
  + Verified local sources in 175+ countries
  + Artificial Intelligence analysis
  + Real-time source translation capabilities in **103 languages**



- **Analysts for validation and situation reporting**
  + **24/7/365** 50+ person analyst team
    - **60%** with advanced degrees
    - Proficiency/fluency in 15 languages: **Arabic, Danish, Dutch, Farsi, French, German, Hindi/Urdu, Italian, Korean, Japanese, Mandarin, Portuguese, Spanish, Swedish, and Russian**



© Everbridge, Inc. Confidential & Proprietary. | 9

COVID-19 Intelligence Support: Awareness & Insights



Visual Command Center
GLOBAL COVID-19
201,634 Total Confirmed
82,030 Total Recovered
8,007 Total Deaths
LATEST NEWS
REFERENCE
World Health Organization
US CDC
European CDC
CANADA
UNITED STATES
Critical Events
Incidents
Alerts
Assets
Risk Events
Context



Visual Command Center
CANADA
Incidents
Alerts
Assets
Risk Events
Items
RMC - Global Flashpoints
RMC - Advisories
Operator Entered Risk
Weather Events (US)
Mobile App Safety Alerts
Everbridge Note
Coronavirus RD Feed

COVID-19 "Real Time" Impacts

- Airport Closure
- Border Closure
- Port Closure
- Production Stoppage
- Public Health Advisory
- Public Transportation Disruptions
- Roadway Closure
- State of Emergency
- Travel Advisory

Up to date risk intelligence on Coronavirus, including case statistics, travel advisories, closures and supply chain impacts.

everbridge
© Everbridge, Inc. Confidential & Proprietary.
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COVID-19 Situation Reports • Detailed analysis • Global case trends • Supply Chain assessments © © E Ev ve er rb br ridg idge e,, IIn nc c.. C Co on nffide iden nttial ial & & P Pr ro op pr riet ieta ar ry y.. 11 11 COVID-19 Situation Reports • Detailed analysis • Global case trends • Supply Chain assessments © © E Ev ve er rb br ridg idge e,, IIn nc c.. C Co on nffide iden nttial ial & & P Pr ro op pr riet ieta ar ry y.. 11 11

Everbridge Network Stakeholders Notifications can be automatically sent to Everbridge Network appropriate Private or Public Groups stakeholders Based on Rules and Thresholds ✓ ✓ ✓ © © E Ev ve er rb br ridg idge e,, IIn nc c.. C Co on nffide iden nttial ial & & P Pr ro op pr riet ieta ar ry y.. 12 12 Everbridge Network Stakeholders Notifications can be automatically sent to Everbridge Network appropriate Private or Public Groups stakeholders Based on Rules and Thresholds ✓ ✓ ✓ © © E Ev ve er rb br ridg idge e,, IIn nc c.. C Co on nffide iden nttial ial & & P Pr ro op pr riet ieta ar ry y.. 12 12

Protect Your People © Everbridge, Inc. Confidential & Proprietary. 13 Protect Your People © Everbridge, Inc. Confidential & Proprietary. 13

Automatically correlate alerts to your people including office workers, Manage your remote workers and travelers Response Plan 127 Automate all your communications to impacted people with out-of-the- box templates including advisories, travel bans and work at home directives 555-123-4567 Therese@acme.com REGAL Boston Hotel 71 Moody Road, Boston, MA 02116, USA Mon Mar 19 Mon Mar 20 Easily access travel itineraries to provide assistance to travelers © Everbridge, Inc. Confidential & Proprietary. 14 © Everbridge, Inc. Confidential & Proprietary. Automatically correlate alerts to your people including office workers, Manage your remote workers and travelers Response Plan 127 Automate all your communications to impacted people with out-of-the- box templates including advisories, travel bans and work at home directives 555-123-4567 Therese@acme.com REGAL Boston Hotel 71 Moody Road, Boston, MA 02116, USA Mon Mar 19 Mon Mar 20 Easily access travel itineraries to provide assistance to travelers © Everbridge, Inc. Confidential & Proprietary. 14 © Everbridge, Inc. Confidential & Proprietary.

Protect your employees: Respond to changing conditions Launch Communications Out of the Box Templates: 33 Million • COVID-19 Leadership Update COVID-19 • Senior Leadership Conference messages sent in Bridge Activation 1 week • Employee Wellness Advisory • Work from Home Advisory • Office Closure Notice © Everbridge, Inc. Confidential & Proprietary. 15 Protect your employees: Respond to changing conditions Launch Communications Out of the Box Templates: 33 Million • COVID-19 Leadership Update COVID-19 • Senior Leadership Conference messages sent in Bridge Activation 1 week • Employee Wellness Advisory • Work from Home Advisory • Office Closure Notice © Everbridge, Inc. Confidential & Proprietary. 15

Incident Zones: Keep your people out of dangerous areas Establish an Incident Zone to warn your employees they are entering a COVID-19 Containment Area © Everbridge, Inc. Confidential & Proprietary. 16 Incident Zones: Keep your people out of dangerous areas Establish an Incident Zone to warn your employees they are entering a COVID-19 Containment Area © Everbridge, Inc. Confidential & Proprietary. 16

Conduct regular wellness checks I am not in the Boston Area “There is a I am working from home health risk in your area !” I may have been exposed! Wellness Check AUTOMATICALLY SEND THE MESSAGE EVALUATE RESPONSES PRESCRIBE ACTION AS NEEDED © Everbridge, Inc. Confidential & Proprietary. 17 Conduct regular wellness checks I am not in the Boston Area “There is a I am working from home health risk in your area !” I may have been exposed! Wellness Check AUTOMATICALLY SEND THE MESSAGE EVALUATE RESPONSES PRESCRIBE ACTION AS NEEDED © Everbridge, Inc. Confidential & Proprietary. 17

Protect your travelers Automatically correlates travelers with risk events 11 Hotel Lunetta Piazza del Paradiso, 68, 00186 Roma RM, Italy Mon Mar 19 Tues Mar 20 Integrated with travel itinerary systems LOSTROSCIO, Therese © Everbridge, Inc. Confidential & Proprietary. 18 Protect your travelers Automatically correlates travelers with risk events 11 Hotel Lunetta Piazza del Paradiso, 68, 00186 Roma RM, Italy Mon Mar 19 Tues Mar 20 Integrated with travel itinerary systems LOSTROSCIO, Therese © Everbridge, Inc. Confidential & Proprietary. 18

Protect your travelers • Who are in a location NOW Know where and how your • Who were in a location in the PAST travelers have been impacted • Who are expected to be in a location in the FUTURE Send notifications to travelers who were expected in a location in the PAST where an outbreak occurred Send notifications to travelers who are expected in a location in the FUTURE © Everbridge, Inc. Confidential & Proprietary. 19 Protect your travelers • Who are in a location NOW Know where and how your • Who were in a location in the PAST travelers have been impacted • Who are expected to be in a location in the FUTURE Send notifications to travelers who were expected in a location in the PAST where an outbreak occurred Send notifications to travelers who are expected in a location in the FUTURE © Everbridge, Inc. Confidential & Proprietary. 19

Protect your people wherever they are…. Everbridge Mobile Application COVID-19 Employee Information Handbook Emergency Check-in Call © Everbridge, Inc. Confidential & Proprietary. 20 Protect your people wherever they are…. Everbridge Mobile Application COVID-19 Employee Information Handbook Emergency Check-in Call © Everbridge, Inc. Confidential & Proprietary. 20

Healthcare: Protect your patients Screening Waypoints Zone Based Notifications COVID-19 Alerts © Everbridge, Inc. Confidential & Proprietary. 21 Healthcare: Protect your patients Screening Waypoints Zone Based Notifications COVID-19 Alerts © Everbridge, Inc. Confidential & Proprietary. 21

Protect Your Operations © Everbridge, Inc. Confidential & Proprietary. 22 Protect Your Operations © Everbridge, Inc. Confidential & Proprietary. 22

Initiate your standard operating procedures to quickly resolve impacted assets 6 Track progress of task lists from your team Automatically correlate alerts to your assets including your facilities, and your supply chain impacts Get real time status on tasks that need immediate attention © Everbridge, Inc. Confidential & Proprietary. 23 © Everbridge, Inc. Confidential & Proprietary. Initiate your standard operating procedures to quickly resolve impacted assets 6 Track progress of task lists from your team Automatically correlate alerts to your assets including your facilities, and your supply chain impacts Get real time status on tasks that need immediate attention © Everbridge, Inc. Confidential & Proprietary. 23 © Everbridge, Inc. Confidential & Proprietary.

Protect your operations: Manage “Work from Home” When an outbreak occurs manage “Work from Home” with collaborative check lists and automated communications © Everbridge, Inc. Confidential & Proprietary. 24 Protect your operations: Manage “Work from Home” When an outbreak occurs manage “Work from Home” with collaborative check lists and automated communications © Everbridge, Inc. Confidential & Proprietary. 24

Protect your Supply Chain: Suppliers, Routes and Stops Understand impacts to shipping lanes and ports © Everbridge, Inc. Confidential & Proprietary. 25 Protect your Supply Chain: Suppliers, Routes and Stops Understand impacts to shipping lanes and ports © Everbridge, Inc. Confidential & Proprietary. 25

Protect your Supply Chain: Manage Disruption Plan Manage Interactive Task Lists © Everbridge, Inc. Confidential & Proprietary. 26 Protect your Supply Chain: Manage Disruption Plan Manage Interactive Task Lists © Everbridge, Inc. Confidential & Proprietary. 26

Reduce liability: Manage and audit all responses Full audit trail of responses, send follow on notifications and further updates ensuring people are safe Employee Wellness Check Reduce liability with audit trails and reporting © Everbridge, Inc. Confidential & Proprietary. 27 Reduce liability: Manage and audit all responses Full audit trail of responses, send follow on notifications and further updates ensuring people are safe Employee Wellness Check Reduce liability with audit trails and reporting © Everbridge, Inc. Confidential & Proprietary. 27

Reduce liability: Automated audit trails and reporting Track confirmations for Full audit logs of all response Automated Situation and compliance purposes activities: what, when, who After-Action Reports © Everbridge, Inc. Confidential & Proprietary. 28 Reduce liability: Automated audit trails and reporting Track confirmations for Full audit logs of all response Automated Situation and compliance purposes activities: what, when, who After-Action Reports © Everbridge, Inc. Confidential & Proprietary. 28

Protect your operations: Accelerate resolution Real Time Updates Protect your employees Resolve operations disruptions faster Minimize shortages & business impacts © Everbridge, Inc. Confidential & Proprietary. 29 Protect your operations: Accelerate resolution Real Time Updates Protect your employees Resolve operations disruptions faster Minimize shortages & business impacts © Everbridge, Inc. Confidential & Proprietary. 29

Regardless of the event, **Everbridge CEM is always ON**



Physical Security
Natural Disaster
Cyber Attack
Critical Events & Major Incidents
Severe Weather
Supply Chain Disruption
Brand Crisis
IT System Failure
Manmade Disaster
Disease Outbreak
Utility Disruption
1
ASSESS
Context and Severity
2
LOCATE
Identify Stakeholders and Assets
CEM
3
ACT
Manage Response
4
ANALYZE
Performance
Mitigated & Resolved According to Plan!

everbridge

© Everbridge, Inc. Confidential & Proprietary.
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Ajay Nigam – SVP Chief Product Officer



- Leads Everbridge product management
- More than two decades of experience building product management organizations
- GM Cloud Security, Symantec
- SVP Products, BrightPoint Security (acquired by ServiceNOW)
- An expert in security, identity protection, privacy, mobile commerce and payments, and cloud services strategies
- Strategic advisor to several security startup companies in the San Francisco Bay area everbridge®
© Everbridge, Inc. Confidential & Proprietary.
1

Everbridge CEM Platform Today Connected Comprehensive End-To-End © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 2 2Everbridge CEM Platform Today Connected Comprehensive End-To-End © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 2 2

Partner Everbridge Ecosystem Network © Everbridge, Inc. Confidential & Proprietary. 3Partner Everbridge Ecosystem Network © Everbridge, Inc. Confidential & Proprietary. 3

Partner Ecosystem © Everbridge, Inc. Confidential & Proprietary. 4Partner Ecosystem © Everbridge, Inc. Confidential & Proprietary. 4

200+ Out-of-the-Box Integrations CYBER OPERATIONS. IT OPERATIONS. ENTERPRISE. TRAVEL RISK. PHYSICAL ACCESS CONTROL. SERVICES. MANAGEMENT. INFRA OPERATIONS. SUPPLY CHAIN. VISITOR MANAGEMENT. Assess Locate BUSINESS CONTINUITY MANAGEMENT. WEATHER SERVICES. RISK INTELLIGENCE. Assess Act COLLABORATION / COMMUNICATIONS. CONTEXTUAL FEEDS. SHOOTER DETECTION SYSTEMS. CRISIS/INCIDENT. PUBLIC SAFETY. DESKTOP ALERTING. MANAGEMENT. © Everbridge, Inc. Confidential & Proprietary. 5200+ Out-of-the-Box Integrations CYBER OPERATIONS. IT OPERATIONS. ENTERPRISE. TRAVEL RISK. PHYSICAL ACCESS CONTROL. SERVICES. MANAGEMENT. INFRA OPERATIONS. SUPPLY CHAIN. VISITOR MANAGEMENT. Assess Locate BUSINESS CONTINUITY MANAGEMENT. WEATHER SERVICES. RISK INTELLIGENCE. Assess Act COLLABORATION / COMMUNICATIONS. CONTEXTUAL FEEDS. SHOOTER DETECTION SYSTEMS. CRISIS/INCIDENT. PUBLIC SAFETY. DESKTOP ALERTING. MANAGEMENT. © Everbridge, Inc. Confidential & Proprietary. 5

Everbridge Network © Everbridge, Inc. Confidential & Proprietary. 6Everbridge Network © Everbridge, Inc. Confidential & Proprietary. 6

Situational Awareness and Risk Intelligence 1 ASSESS Critical Events & Context and Severity Major Incidents 22,000+ SOURCES OF DATA + Automation + Human Analyst + Data Curation + Categorization Contextual EVERBRIDGE + ML/ AI + De-duplication NETWORK + Correlation Enhancements + Translation EVERBRIDGE RISK ALERT •Sources•Description •Category•Location •Severity •Image •Title•Video © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 7 7Situational Awareness and Risk Intelligence 1 ASSESS Critical Events & Context and Severity Major Incidents 22,000+ SOURCES OF DATA + Automation + Human Analyst + Data Curation + Categorization Contextual EVERBRIDGE + ML/ AI + De-duplication NETWORK + Correlation Enhancements + Translation EVERBRIDGE RISK ALERT •Sources•Description •Category•Location •Severity •Image •Title•Video © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 7 7

Everbridge Platform Powering The Network

Cross-org collaboration and sharing for COVID19

Everbridge Risk Intel

+

Custom Feeds



ASSESS
Context and Severity
LOCATE
Identify Stakeholders and Assets
CEM
ORCHESTRATION
ACT
Manage Response
ANALYZE
Performance

Control, Amplify and Disseminate the "right" information



Everbridge Network & RIMC

3,600 Public Safety Agencies

1,000's Corporate Security Org.

Share & Collaborate via Private Networks of Trusted Members



everbridge

© Everbridge, Inc. Confidential & Proprietary.

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Everbridge Platform Powering The Network Everbridge Customers Publish Notifications to Public and/or Private Groups Stakeholders Notifications can be automatically sent to appropriate stakeholders based on ✓ Rules and Thresholds Everbridge Network Notifications or Incidents Private or Public Groups © Everbridge, Inc. Confidential & Proprietary. 9Everbridge Platform Powering The Network Everbridge Customers Publish Notifications to Public and/or Private Groups Stakeholders Notifications can be automatically sent to appropriate stakeholders based on ✓ Rules and Thresholds Everbridge Network Notifications or Incidents Private or Public Groups © Everbridge, Inc. Confidential & Proprietary. 9

Jim Totton – EVP Chief Operations Officer



- 40+ years business & technology executive leadership
- Former VP & GM for Red Hat's $1B+ Platform Business Unit
- GM of Marketing at Microsoft OEM division leading product management and business development for $20B+ OEM channel
- Vice President of Software for Product Group at Dell Technologies
- 23-year veteran of Digital Equipment Corporation

everbridge
© Everbridge, Inc. Confidential & Proprietary.
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Everbridge Suite Platform Philosophy MULTI-TENANT SAAS EXTREME SELF-SERVICE CREATE A STRATEGIC (NO CUSTOMIZATION) PLATFORM, NOT STAND ALONE PRODUCTS DESIGN FOR RELIABILITY DESIGN FOR SCALABILITY DESIGN FOR DATA PRIVACY & SECURITY © Everbridge, Inc. Confidential & Proprietary. 2Everbridge Suite Platform Philosophy MULTI-TENANT SAAS EXTREME SELF-SERVICE CREATE A STRATEGIC (NO CUSTOMIZATION) PLATFORM, NOT STAND ALONE PRODUCTS DESIGN FOR RELIABILITY DESIGN FOR SCALABILITY DESIGN FOR DATA PRIVACY & SECURITY © Everbridge, Inc. Confidential & Proprietary. 2

Everbridge’s Key Competitive Strengths ONE FOUR Unified and Robust Security, Comprehensive, Industry Certification Enterprise-Scale and Compliance Platform FIVE TWO Globally Local Out-of-the-Box, No Developers Needed SIX THREE Next-Generation, Large, Dynamic and Open Architecture Rich Communications Data Asset © Everbridge, Inc. Confidential & Proprietary. 3Everbridge’s Key Competitive Strengths ONE FOUR Unified and Robust Security, Comprehensive, Industry Certification Enterprise-Scale and Compliance Platform FIVE TWO Globally Local Out-of-the-Box, No Developers Needed SIX THREE Next-Generation, Large, Dynamic and Open Architecture Rich Communications Data Asset © Everbridge, Inc. Confidential & Proprietary. 3

Everbridge Platform: High Availability, Scale, Redundancy & Secure

Transactional Availability / "First Responder Grade"

HIGH AVAILABILITY AND SCALABILITY

Global Coverage: Resilient architecture, flexible capacity, and **full stack** redundancy

REDUNDANCY ACROSS MAJOR MODALITIES

Multiple SMS and voice providers optimized for local delivery

REDUNDANT NOC'S

Two geographically distributed NOC's staffed 24x7x365

MULTIPLE LIVE SUPPORT TEAMS

Global live support team with 24x7x365 tier 1 and tier 2 staffing

LEADING SECURITY & COMPLIANCE

Multiple certifications confirmed by accredited 3rd party auditors everbridge
© Everbridge, Inc. Confidential & Proprietary.
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Global Operations & Support Centers: Bangalore, London, Boston and Los Angeles Global Operations Centers Proactive Platform Availability & Performance Management 24x7x365 © Everbridge, Inc. Confidential & Proprietary. 5Global Operations & Support Centers: Bangalore, London, Boston and Los Angeles Global Operations Centers Proactive Platform Availability & Performance Management 24x7x365 © Everbridge, Inc. Confidential & Proprietary. 5

Infrastructure Matters

Traditional Infrastructure



SECONDARY
PRIMARY

- Regional data centers
- Fixed capacity with 'passive' disaster recovery backup
- Vulnerable when exposed to a major regional event or multiple simultaneous incidents
- Limited delivery optimization

Everbridge
Next Gen Critical Events Platform



GLOBAL GEOS
ACTIVE
ACTIVE
PRESENCE POINTS
ELASTIC SITES
GLOBAL REGION
GLOBAL REGION
USA
Infrastructure as Code
PRESENCE POINTS
ELASTIC SITES

- Infrastructure as Code deployment
- 'Full stack' scaling across geographies and for simultaneous major events
- Geographic distribution for privacy and regulatory needs
- **On-demand Capacity**

everbridge
© Everbridge, Inc. Confidential & Proprietary.
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Everbridge Platform: High Availability, Scale, Redundancy & Secure Transactional Availability / “First Responder Grade” SMS % 3.1+ 3.5 99.99 150+ Transactional MILLION BILLION Worldwide HIGH AVAILABILITY REDUNDANCY ACROSS REDUNDANT MULTIPLE LIVE LEADING SECURITY Uptime Risk Events Messages Core Patents MAJOR MODALITIES & COMPLIANCE AND SCALABILITY NOC’S SUPPORT TEAMS Detected Sent Multiple SMS and Multiple certifications Global Coverage: Resilient Two geographically Global live support rd voice providers confirmed by accredited 3 architecture, flexible distributed NOC’s team with 24x7x365 in 2019 in 2019 optimized for party auditors capacity, and full stack staffed 24x7x365 tier 1 and tier 2 staffing local delivery redundancy © Everbridge, Inc. Confidential & Proprietary. 7Everbridge Platform: High Availability, Scale, Redundancy & Secure Transactional Availability / “First Responder Grade” SMS % 3.1+ 3.5 99.99 150+ Transactional MILLION BILLION Worldwide HIGH AVAILABILITY REDUNDANCY ACROSS REDUNDANT MULTIPLE LIVE LEADING SECURITY Uptime Risk Events Messages Core Patents MAJOR MODALITIES & COMPLIANCE AND SCALABILITY NOC’S SUPPORT TEAMS Detected Sent Multiple SMS and Multiple certifications Global Coverage: Resilient Two geographically Global live support rd voice providers confirmed by accredited 3 architecture, flexible distributed NOC’s team with 24x7x365 in 2019 in 2019 optimized for party auditors capacity, and full stack staffed 24x7x365 tier 1 and tier 2 staffing local delivery redundancy © Everbridge, Inc. Confidential & Proprietary. 7

Privacy, a Serious Matter + End-user Transparency + Progressive Disclosure + Mutual Opt-in + RBAC + Implicit vs. Explicit Location Sharing © Everbridge, Inc. Confidential & Proprietary. 8Privacy, a Serious Matter + End-user Transparency + Progressive Disclosure + Mutual Opt-in + RBAC + Implicit vs. Explicit Location Sharing © Everbridge, Inc. Confidential & Proprietary. 8

Market Leading Quality of Service

99.99% Transactional Service Availability

- Consistent ability to complete tasks like sending a notification

Message Sending Performance Guarantee

- Voice
- SMS
- Email
- Smartphone Push Notifications

Measured 24x7x365

- External 3rd party monitoring service
- 20+ globally distributed and internal locations

everbridge®
© Everbridge, Inc. Confidential & Proprietary.
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Global Coverage and Redundancy Triple Double 200+ Redundant Redundant Countries & Territories Voice Providers Global SMS Network Supported Providers © Everbridge, Inc. Confidential & Proprietary. 10Global Coverage and Redundancy Triple Double 200+ Redundant Redundant Countries & Territories Voice Providers Global SMS Network Supported Providers © Everbridge, Inc. Confidential & Proprietary. 10

State of the Art Security and Compliance Markets Reach Reliability © Everbridge, Inc. Confidential & Proprietary. 11State of the Art Security and Compliance Markets Reach Reliability © Everbridge, Inc. Confidential & Proprietary. 11

Everbridge Customer Speaker + Leads security and risk management across Syniverse + 35 years executive leadership experience in security, risk, and compliance + Served as Special Agent in the U.S. Federal Bureau of Investigation (FBI) + Served on National Security Council Staff at the White House + Career-long specialization in crisis response and incident management Phil Celestini SVP and Chief Security & Risk Officer © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 1 1Everbridge Customer Speaker + Leads security and risk management across Syniverse + 35 years executive leadership experience in security, risk, and compliance + Served as Special Agent in the U.S. Federal Bureau of Investigation (FBI) + Served on National Security Council Staff at the White House + Career-long specialization in crisis response and incident management Phil Celestini SVP and Chief Security & Risk Officer © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 1 1

© 2019 Syniverse Technologies LLC. All rights reserved. Any use of these materials, including reproduction, modification, distribution or republication, without the prior 2 written consent of Syniverse Technologies, is strictly prohibited. These materials are CONFIDENTIAL and shall not be disclosed to anyone beyond the intended recipient.© 2019 Syniverse Technologies LLC. All rights reserved. Any use of these materials, including reproduction, modification, distribution or republication, without the prior 2 written consent of Syniverse Technologies, is strictly prohibited. These materials are CONFIDENTIAL and shall not be disclosed to anyone beyond the intended recipient.

Syniverse at a glance When you connect to the world, the opportunities are infinite. Internet-isolated network linking billions 60 billion of people and devices messages delivered every month Partnerships with the Top 5 global card issuers and 7 billion 8 out of 10 US banks devices reached 1,800 Relationships with team members in over 30 countries Thousands of businesses and communications providers across the globe 4 billion billable transactions a day © 2018 Syniverse Technologies LLC. All rights reserved. Any use of these materials, including reproduction, modification, distribution or republication, without the prior 3 written consent of Syniverse Technologies, is strictly prohibited. These materials are CONFIDENTIAL and shall not be disclosed to anyone beyond the intended recipient.Syniverse at a glance When you connect to the world, the opportunities are infinite. Internet-isolated network linking billions 60 billion of people and devices messages delivered every month Partnerships with the Top 5 global card issuers and 7 billion 8 out of 10 US banks devices reached 1,800 Relationships with team members in over 30 countries Thousands of businesses and communications providers across the globe 4 billion billable transactions a day © 2018 Syniverse Technologies LLC. All rights reserved. Any use of these materials, including reproduction, modification, distribution or republication, without the prior 3 written consent of Syniverse Technologies, is strictly prohibited. These materials are CONFIDENTIAL and shall not be disclosed to anyone beyond the intended recipient.

The world's most connected company™

We're driving the world of communications forward.

The largest private network ever built for connecting mobile ecosystems.

Our secure, global network connects you to billions of people and devices, protecting your critical assets—and creating a channel for you to harness the potential of emerging technologies.

Intelligent engagement solutions with immense reach.

Our engagement platform reaches a majority of the people and countries on Earth. Together with our customers, we power hundreds of billions of messages each year—messages that move people to act.

High-horsepower clearing and settlement.

Our clearing and settlement solutions help companies securely clear, validate, rate and reconcile over $35B every year. For organizations ready to go big, they provide the speed, clarity and intelligence to run more efficiently and make smarter decisions.

Note: Syniverse processes $35 billion in gross transactions. Subsequently, some transactions are rerated (discounted), rejected, discounted on invoice at a later stage, and/or settled later as a bulk payment. Most are netted through Syniverse's Multi Lateral Settlement Pool or bilaterally. This process leads to about $15 billion in settlement.

syniverse.

© 2019 Syniverse Technologies LLC. All rights reserved. Any use of these materials, including reproduction, modification, distribution or republication, without the prior written consent of Syniverse Technologies, is strictly prohibited. These materials are CONFIDENTIAL and shall not be disclosed to anyone beyond the intended recipient.

4

Syniverse Situational Awareness & Response Needs

Information
used risk intelligence product that **couldn't correlate** risk events **to assets**

- other telecoms/operators
- power/service outages
- press reporting
- world events



Communications
around critical events are manual using **email and phone trees**

- notify employees and executives traveling
- visitor notifications
- customer notifications



Time value of information
Crisis response playbooks are in paper format, which was recently highlighted as a **potential risk** for the business

- SLA maintenance
- risks to workforce
- governance



syniverse.

© 2019 Syniverse Technologies LLC. All rights reserved. Any use of these materials, including reproduction, modification, distribution or republication, without the prior written consent of Syniverse Technologies, is strictly prohibited. These materials are CONFIDENTIAL and shall not be disclosed to anyone beyond the intended recipient.

5

One system to operationalize response Right information to the right people at the Right people Right information right time Show customers ability to maintain service delivery § Global presence Customer § Resiliency Experience § 24x7 monitoring Center © 2019 Syniverse Technologies LLC. All rights reserved. Any use of these materials, including reproduction, modification, distribution or republication, without the prior 6 written consent of Syniverse Technologies, is strictly prohibited. These materials are CONFIDENTIAL and shall not be disclosed to anyone beyond the intended recipient.One system to operationalize response Right information to the right people at the Right people Right information right time Show customers ability to maintain service delivery § Global presence Customer § Resiliency Experience § 24x7 monitoring Center © 2019 Syniverse Technologies LLC. All rights reserved. Any use of these materials, including reproduction, modification, distribution or republication, without the prior 6 written consent of Syniverse Technologies, is strictly prohibited. These materials are CONFIDENTIAL and shall not be disclosed to anyone beyond the intended recipient.

Thank YouThank You

Vernon Irvin – EVP Chief Revenue Officer



- Over 30 years of enterprise and SaaS sales leadership experience
- Led enterprise sales organizations covering 60 countries, leveraging indirect channels, partners and alliances to grow deal flow and book orders
- Prior to Everbridge, served as EVP and President at CenturyLink, responsible for leading a $3.5 billion business operation
- Also held executive roles at VeriSign, SiriusXM Satellite Radio, and BT, where he served as President, Content Hosting and Media Services everbridge

© Everbridge, Inc. Confidential & Proprietary.
1

Multiple Vectors of Growth

10
Total Enterprise Applications
NEW PRODUCT INTRODUCTIONS

110%+
Net Revenue Retention Rate[1]
UPSELL / CROSS-SELL CUSTOMERS

700%+
ASP Growth with Enterprise CEM Accounts
CEM GROWTH

2x
Public Markets Opportunity[3]
FedRAMP
Public Warning
SELLING INTO NEW MARKETS

(1)Years ended December 31, 2016-2019
(2)As of September 30, 2018, compared to three months ended September 30, 2017
(3)Opportunity in U.S. and EU markets due to FEDRAMP certification and Public Warning product capabilities everbridge
© Everbridge, Inc. Confidential & Proprietary. | 2

New improvements to our GTM Strategy

Accelerate Enterprise Transition and Enablement

Growing Routes to Market

Direct New
US
INTERNATIONAL

Growth
GLOBAL ACCOUNT MANAGEMENT

Channel Partners
SYSTEM INTEGRATORS
CONSULTING FIRMS
OEMs

Solution Selling

+ **Global Center of Excellence organization** helps drive CEM Bookings across GEOs, Products & Verticals
+ **World Class Sales Enablement**, Training and Collateral
+ More prescriptive approach in **Enterprise G2000 Lead Generation**

everbridge
© Everbridge, Inc. Confidential & Proprietary.
3

Project Alert: Mobilizing our global teams to support and drive customer growth Natural Pandemics & Manmade Disasters Biohazards Disasters Geopolitical High-impact Events Cyber Events © Everbridge, Inc. Confidential & Proprietary. 4Project Alert: Mobilizing our global teams to support and drive customer growth Natural Pandemics & Manmade Disasters Biohazards Disasters Geopolitical High-impact Events Cyber Events © Everbridge, Inc. Confidential & Proprietary. 4

Rapid Response – Coronavirus Case Study Mobilizing our cross-functional teams to support customers Communications | Campaigns to Product | Launched COVID19 Data enable our customers to leverage the feed platform benefits of CEM Customer Success | Coronavirus Demand Generation | SEO, Webinars with up to date and best Advanced Digital Marketing, practices Predictive Engagement PR | Share best practices on Account Based Management | national TV Broadcast, Digital Press Enable reps to reduce cycles by activating around mission critical events © Everbridge, Inc. Confidential & Proprietary. 5Rapid Response – Coronavirus Case Study Mobilizing our cross-functional teams to support customers Communications | Campaigns to Product | Launched COVID19 Data enable our customers to leverage the feed platform benefits of CEM Customer Success | Coronavirus Demand Generation | SEO, Webinars with up to date and best Advanced Digital Marketing, practices Predictive Engagement PR | Share best practices on Account Based Management | national TV Broadcast, Digital Press Enable reps to reduce cycles by activating around mission critical events © Everbridge, Inc. Confidential & Proprietary. 5

Services Partnerships: Value Proposition

Solving Customer Challenges with Consulting Expertise

everbridge®

\+

Consulting Partner

Higher Value Proposition

1. A **lack of in-house expertise** and technology focused on critical event management or a capability that is not effectively integrated with the business.
2. Establishing a **common, comprehensive operating procedure** that draws on all data sources to correctly prioritize actions.
3. **Digitizing critical event management plans** from documents to dynamic methodologies that work in real time situations. Aligning processes, people, technology and training so that businesses are ready to reduce the impact of a crisis.

everbridge
© Everbridge, Inc. Confidential & Proprietary.
6

Everbridge Partner Speaker



Eddie Everett

Chief Executive Officer, Products
Control Risks Client Management

Control Risks

- Over 20 years of security, crisis and Critical Event Management experience.
- Oversight of the company's business development and account management activities worldwide
- Leads Control Risks product innovation and partnerships strategy
- Oversight of Control Risks global intelligence (CORE) and compliance (VANTAGE) products
- Member of Control Risks Executive Committee since 2011

everbridge

© Everbridge, Inc. Confidential & Proprietary.

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About Control Risks Unrivaled experience and reach More than 40 years of 2500 people in 37 offices experience in 178 countries around the world Unique global reach Truly one firm, across and expertise disciplines and geographies Insights and strategies led Technology in everything by intelligence we do © Everbridge, Inc. Confidential & Proprietary. 2About Control Risks Unrivaled experience and reach More than 40 years of 2500 people in 37 offices experience in 178 countries around the world Unique global reach Truly one firm, across and expertise disciplines and geographies Insights and strategies led Technology in everything by intelligence we do © Everbridge, Inc. Confidential & Proprietary. 2

Value Proposition for our Customers

everbridge® + Control Risks =



Resilience
Readiness
Response
Recovery
Analyze
Assess
CEM
Locate
Act

everbridge	Control Risks	CEM
Most Comprehensive Critical Event Management **Platform**	Industry-Leading **Security, Risk & Crisis Mgmt. Consulting & Intelligence**	Premiere Solution for **Managing Critical Events**

Digitally Transforming how Businesses Achieve Organizational Resiliency

SCOTT WELCHEL, Chief Security Officer at Dow

> "The two companies will provide **strategic and operational expertise**, visualization and analysis for protecting employees and business assets amid unplanned critical events."

everbridge
© Everbridge, Inc. Confidential & Proprietary.
3

Launching a CEM Practice

Why Control Risks launched a global dedicated practice

Everbridge Critical Event Management solutions and Control Risks "3R" methodology are complimentary

"Control Risks and Everbridge together ensure that thousands of clients are ready to respond and recover. faster"

"All hazards readiness, response and recovery powered through critical event management technology"



Resilience
Readiness
Response
Recovery
Resilience
Resilience
Analyze
Performance
Assess
Risk Events
Locate
Impacted People and Assets
Act
Initiate and Manage Response
CEM

everbridge
© Everbridge, Inc. Confidential & Proprietary. | 4

Control Risks CEM Practice Engagement

BEFORE
A CRITICAL EVENT

Control Risks + everbridge

- **Contextualize** and **operationalize** security and crisis management plans in CEM for clients
- **Full-scale risk assessments**

DURING
A CRITICAL EVENT

Control Risks + everbridge

- Design and staff **GSOCs** for clients
- Embed analysts who: **operate CEM** and can deploy resources to **respond, resolve and recover** from critical events

AFTER
A CRITICAL EVENT

Control Risks + everbridge

- Perform **health checks**
- **Review SOP's** for clients
- **Make refinements to CEM** as the delivery engine for evolving security and crisis management plans and procedures everbridge
© Everbridge, Inc. Confidential & Proprietary.
5

Customers Video in Player © Everbridge, Inc. Confidential & Proprietary. 2Customers Video in Player © Everbridge, Inc. Confidential & Proprietary. 2

MJ McCarthy – Head of Global Account Management



- Responsible for the success, retention and growth of the Everbridge global client base
- Joined Everbridge in 2012 and built out the account management team, achieving 95%+ retention rates consistently
- Prior to Everbridge held Sales and Business Development Director roles at Thomson Financial
- Everbridge CEO Award recipient and Multi-year President's Club recipient for strong retention and growth results everbridge
© Everbridge, Inc. Confidential & Proprietary.
1

Core Tenets of EVBG Customer Success

Strong fundamentals drive best-in-class retention

ADOPTION	GROWTH	RETENTION	CUSTOMER SATISFACTION
2x	**110%+**	**95%+**	**2x**
Enterprise CEM customers vs. 2018	**Net revenue** retention	**Gross retention**	**NPS** vs. SaaS peers

everbridge
© Everbridge, Inc. Confidential & Proprietary.
2

Hear from our Customers

The product offers a wide variety of features and support is outstanding.

Impeccable customer service, especially with the 24/7 Everbridge Customer Support line and our assigned representatives.

Everbridge technical support is excellent and available **24 hours a day**

Our account rep is outstanding and support is too.

Everbridge has been more than easy to use and the **support has been phenomenal.**

Ease of use, **quality of customer support**

Very friendly service and support.

"Customer support and service is 2nd to none."

Everbridge's customer support is phenomenal

COVID-19 Support

HEY NC4 ANALYSTS!

YOU GUYS ARE KICKING A**.

Keep it up. All of these Manila, India, and State updates are so vital to keeping our teams focused on the work …..

HEAD OF GLOBAL SECURITY, Global Healthcare Technology Provider

Support is excellent. I get live tech support who works with me to fix the issue, not just open a ticket. Majority of my service **issues are resolved in the first contact**. And, the tech support staff are very well trained.

Great product and customer support.

Customer support has been flawless with immediate response

It is used by county and every time I have had even a small issue tech **support always takes care of me.**

Everbridge provides **a high level of customer support** and a product that is **consistently useful and user friendly.**

Product support, application functionality, great customer service.

Very good product, **excellent customer support and service!**

everbridge

© Everbridge, Inc. Confidential & Proprietary. | 3

Land and Expand

Tier 1 Payment Processor


Significantly increase response capabilities without increasing staff
Enhance employee and traveler safety and establish a Customer Relief program
Additional deployment of ITA to integrate with ServiceNow and reduce downtime
Incident management team deploys ITA for driving business continuity
Enhance functionality via multiple discretionary add-ons
CEM
IT Alerting
Mass Notification
Discretionary Add-ons
IT Alerting
Safety Connection
Visual Command Center
Full CEM deployment
2015
2017
2018
2019

Tier 1 Pharmaceuticals


Streamline tasks during critical events
Establish common operating picture throughout enterprise
Operationalize notifications, communicate with travelers, and integrate with fire panels badging systems
Additional deployment of ITA to integrate with ServiceNow and reduce downtime
Empower communication across the enterprise during critical events (e.g. weather)
Mass Notification
Incident Management
Safety Connection
IT Alerting
Visual Command Center
Crisis Management
2011
2014
2016
2018
2019

everbridge

© Everbridge, Inc. Confidential & Proprietary.
| 4

Trusted Advisor to Customers for COVID-19 Response

Partnering with our customers to support real-time response

Our employees in Asia are auto-sharing their locations so we know where they are at all times. **Our CEO and CIO want everyone using the mobile app**, particularly employees who are now working from home away from their clients.

GLOBAL MANAGEMENT CONSULTING COMPANY

I want to begin by asking everyone to take out their phones and **text TAMPAREADY to 888777**. There are and will continue to be a lot of rumors going around and it's vitally important that all residents get their news from a viable source… Again, please text TAMPAREADY to 888777.

MAYOR JANE CASTOR, TAMPA BAY, FL

We are going **to accelerate a roll out** in Italy because of the Coronavirus outbreak there… Can you talk first thing tomorrow so we can talk about details and plan?

GLOBAL MANUFACTURER

With the ongoing CoVid-19 outbreak we having been **using the living heck out of Visual Command Center (VCC) and mass notification.**

GLOBAL TELECOM PROVIDER

everbridge®

© Everbridge, Inc. Confidential & Proprietary. | 5

CEM Customer Use Cases: COVID-19

+ Employee Safety

Global telecom provider emergency messaged 15,000 employees in N. America concerning the decision to mandate all non-critical personnel work from home effective Monday 3/16. "Leadership realized something like this couldn't be done effectively via email and website alone."

+ Public Safety

State Department of Health has sent over 125 notifications in response to COVID-19 to **over 6,500 public health officials and health care providers** across the state about information to healthcare providers and clinics about viral testing and equipment, webinars for local school districts, media requests, and checklists with local long care term facilities.

+ Crisis Management

Global clinical lab network **uses VCC to monitor incidents** and the Crisis Management app to orchestrate crisis response teams around those incidents.

+ Visitor Management

Biopharmaceutical firm **integrating their VMS with Everbridge** to kickoff a workflow when a visitor indicates they recently traveled to a Tier 1 country. A response team greets visitor in lobby for further evaluation before they're allowed in the facility

+ Smart Conferences

Global Fintech used Everbridge to orchestrate security and **crisis team standup calls** – on average 4 or 5 per day.

+ Clinical Comms

Healthcare center using Everbridge mobile app for **nurses communicating** amongst themselves as they receive page re: a COVID-19 case, e.g. who is responding, if they need help, additional consults, etc.

everbridge
© Everbridge, Inc. Confidential & Proprietary.
6

Defining Sales Success Criteria and Executing on Plan Predictability drives Success in our GTM + Structured and prescriptive + Expand the Everbridge cadence to increase deal Ecosystem to accelerate our volume and activity GTM and create higher value propositions + Unify our Customer Success + Global Field Enablement efforts globally to address Curriculum to reduce ramp challenges for multinational time to productivity & establish customers standard operating rhythm © Everbridge, Inc. Confidential & Proprietary. 1Defining Sales Success Criteria and Executing on Plan Predictability drives Success in our GTM + Structured and prescriptive + Expand the Everbridge cadence to increase deal Ecosystem to accelerate our volume and activity GTM and create higher value propositions + Unify our Customer Success + Global Field Enablement efforts globally to address Curriculum to reduce ramp challenges for multinational time to productivity & establish customers standard operating rhythm © Everbridge, Inc. Confidential & Proprietary. 1

Cara Antonacci – Head of People/ Human Resources



+ Oversees the company's Human Resources and Recruiting operations worldwide
+ Joined Everbridge in 2017; helped lead transitions, new geographic expansions, and acquisition integrations
+ Over 20 years of HR and Recruiting leadership experience.
+ Prior to Everbridge, held a number of roles at Jack Morton global marketing agency, including including HR Business Partner, Vice President, and SVP, Human Resources, leading the global HR team
+ Completed Harvard Business School's Program for Leadership Development in 2009

everbridge
© Everbridge, Inc. Confidential & Proprietary.
1

Strong Culture Drives Quantitative Performance

Top performing software stock in class of 2016 IPOs

HOW CAN WE DRIVE STRONG PERFORMANCE?

By building a best in class team and culture

STRONG PERFORMANCE ALLOWS US TO:

- **Attract top talent**
- **Retain and develop leadership**
- **Invest in best in class workplace**

2016 Software IPOs	% Change since IPO
EVBG	**856%**
COUPA	649%
TWILIO	394%
BLACKLINE	159%
TALEND	11%
SECUREWORKS	(36%)
GRIDSUM	(97%)
APPTIO	NA

Source: FactSet and Company Filings. Market data as of March 18, 2020.

everbridge

© Everbridge, Inc. Confidential & Proprietary.
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MISSION-DRIVEN CULTURE People who join Everbridge are driven by saving lives, protecting the largest organizations, and want to make a positive impact on the world through their work. Doing good, while doing well. © Everbridge, Inc. Confidential & Proprietary. 3MISSION-DRIVEN CULTURE People who join Everbridge are driven by saving lives, protecting the largest organizations, and want to make a positive impact on the world through their work. Doing good, while doing well. © Everbridge, Inc. Confidential & Proprietary. 3

Bridger Culture Video in Player © Everbridge, Inc. Confidential & Proprietary. 4Bridger Culture Video in Player © Everbridge, Inc. Confidential & Proprietary. 4

Global Organization



Oslo
Lansing
London
Boston
Beijing
New York
San Francisco
Washington, D.C.
Amsterdam
Abu Dhabi
Los Angeles
Tampa
Bangalore +
Sydney

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Creating a Top Workplace for Our Employees Successfully competing for top talent globally One of the industry’s most generous Competitive health, dental & vision Employee Stock Purchase Plans Benefits (ESPP) Paid Parental/Military Leave CultureBridge Events Paid Volunteer Time Off Generous PTO plus Ten paid Company Holidays +1 floating holiday Complimentary Catered Food and Snacks Other rewards by way of cash bonuses, Employee Resource Groups top performer stock grants, trips and other recognition. Training & Development © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 6 6Creating a Top Workplace for Our Employees Successfully competing for top talent globally One of the industry’s most generous Competitive health, dental & vision Employee Stock Purchase Plans Benefits (ESPP) Paid Parental/Military Leave CultureBridge Events Paid Volunteer Time Off Generous PTO plus Ten paid Company Holidays +1 floating holiday Complimentary Catered Food and Snacks Other rewards by way of cash bonuses, Employee Resource Groups top performer stock grants, trips and other recognition. Training & Development © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 6 6

Recognition Building a Best-in-Class Workplace 2019 GROWTH COMPANY 20% WOMEN OF THE YEAR ON BOARDS ABOVE & BEYOND AWARD © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 7 7Recognition Building a Best-in-Class Workplace 2019 GROWTH COMPANY 20% WOMEN OF THE YEAR ON BOARDS ABOVE & BEYOND AWARD © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 7 7

Patrick Brickley – SVP & Chief Financial Officer



+ Responsible for all Global Finance Functions
+ Joined Everbridge in 2015 as VP of Finance; helped lead IPO, Capital Transactions, M&A, Investor Relations
+ 20+ years experience in Finance, Accounting, Sales, and Strategy
+ Google – Finance Lead
+ ITA Software – Revenue Operations / Financial Planning / Enterprise Sales
+ CPA – PricewaterhouseCoopers
+ MBA – University of Chicago Booth School of Business

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Financial Highlights

- ☑ Strong Revenue Growth
- ☑ Predictable SaaS Recurring Revenue Model
- ☑ Continued Strong Momentum in the Business
- ☑ Strong and Diversified Revenue Profile
- ☑ Attractive Customer Economics
- ☑ History of Positive Adjusted EBITDA[1]

(1) Adjusted EBITDA Positive in the years ended 2012-2014, 2016, 2017, 2019

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Strong and Consistent Revenue Growth $201 $147 $104 $77 $59 2015 2016 2017 2018 2019 Revenue in millions of dollars © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 3 3Strong and Consistent Revenue Growth $201 $147 $104 $77 $59 2015 2016 2017 2018 2019 Revenue in millions of dollars © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 3 3

Predictable SaaS Recurring Revenue Model $57 $53 $48 93% 90%+ $43 $42 of revenue is of revenue $39 recurring contracted prior to $36 1 2 subscription quarter start $31 $29 $27 $25 $23 $21 $20 $19 $17 $16 $15 $14 $13 $12 $11 $11 $9 $8 $8 $7 110+% 2.0 net revenue years average 3 retention rate length of customer Revenue 4 in millions of dollars contract (1) Year ended December 31, 2019. (2) Over 90% of the revenue recognized in each of the eight most recently completed quarters was generated from contracts entered into in prior quarters or renewals of those contracts, exclusive of upsells. (3) Each of the years ended December 31, 2016-2019. (4) As of December 31, 2019. © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 4 4Predictable SaaS Recurring Revenue Model $57 $53 $48 93% 90%+ $43 $42 of revenue is of revenue $39 recurring contracted prior to $36 1 2 subscription quarter start $31 $29 $27 $25 $23 $21 $20 $19 $17 $16 $15 $14 $13 $12 $11 $11 $9 $8 $8 $7 110+% 2.0 net revenue years average 3 retention rate length of customer Revenue 4 in millions of dollars contract (1) Year ended December 31, 2019. (2) Over 90% of the revenue recognized in each of the eight most recently completed quarters was generated from contracts entered into in prior quarters or renewals of those contracts, exclusive of upsells. (3) Each of the years ended December 31, 2016-2019. (4) As of December 31, 2019. © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 4 4

Continued Strong Momentum… …with large accounts …with cross-sell opportunities 128 58 93 32 Q4 Q4 Q4 Q4 2018 2019 2018 2019 (1) On a Trailing Twelve month basis. © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 5 5 Number of $100k+ deals 1 Number of multi product dealsContinued Strong Momentum… …with large accounts …with cross-sell opportunities 128 58 93 32 Q4 Q4 Q4 Q4 2018 2019 2018 2019 (1) On a Trailing Twelve month basis. © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 5 5 Number of $100k+ deals 1 Number of multi product deals

Strong and Diversified Revenue Profile 1 1 Revenue by Vertical Revenue by Geography Government Rest of 12% World 80% Corporate Healthcare 59% 29% North America 20% (1) Year ended December 31, 2019 © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 6 6Strong and Diversified Revenue Profile 1 1 Revenue by Vertical Revenue by Geography Government Rest of 12% World 80% Corporate Healthcare 59% 29% North America 20% (1) Year ended December 31, 2019 © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 6 6

Attractive Customer Economics

Adjusted Gross Margin Percentage[1]



70%
72%
72%
71%
70%
2015
2016
2017
2018
2019

FIRST YEAR

$1.00

spent to acquire $1 of recurring revenue[2]

SUBSEQUENT YEARS

6¢

spent to retain $1 of recurring revenue[2]

(1) See slide 152 for a reconciliation of adjusted gross margin to gross profit, the most comparable metric calculated in accordance with U.S. GAAP.
(2) Reflects $1.00 spent to generate each $1.00 of new sales in 2018, compared to 12 months of contract value for contracts entered into in 2018, and $0.06 to renew each $1.00 of renewal sales in 2018, compared to 12 months of contract value for contracts renewed in 2018.

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History of Positive Adjusted EBITDA 2.8% 0.1% 0.0% (1.8)% 2016 2017 2018 2019 (1) See slide 152 for a reconciliation of adjusted EBITDA to net loss, the most comparable metric calculated in accordance with U.S. GAAP © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 8 8 1 Adjusted EBITDA marginHistory of Positive Adjusted EBITDA 2.8% 0.1% 0.0% (1.8)% 2016 2017 2018 2019 (1) See slide 152 for a reconciliation of adjusted EBITDA to net loss, the most comparable metric calculated in accordance with U.S. GAAP © © Ev Eve er rb br rid idg ge e,, IIn nc c.. C Co on nffid ide en nttia ial l & & Pro Prop pr rie ietta ar ry y.. 8 8 1 Adjusted EBITDA margin

Investment Summary

Adjusted **EBITDA Positive**[1]

SaaS Subscriptio n Model

Growing Enterprise Software Suite

$41+ Billion TAM in 2020[2]

36% Revenue CAGR[3]

110%+ net revenue retention rate[4]

(1) Year ended December 31, 2019
(2) Total Addressable Market is based on EVBG ASPs applied to 29,000+ named accounts, including (a) CEM target customers in G2000 and companies with greater than 1,000 employees; (b) IT & IoT alerting target customers as % of employees supporting IT; and (c) 180+ target Population Alerting countries priced according to population and GDP. TAM, which is based on management estimates, is inherently subject to uncertainties and actual events or circumstances may differ materially from management estimates reflected in this presentation.
(3) Compound annual growth rate for the years 2015-2019.
(4) Each of the years ended December 31, 2016-2019.

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Reconciliation non-GAAP/GAAP

$millions	For the 12 months ended December 31,				
	2015	2016	2017	2018	2019
Gross Profit	$ 38.9	$ 53.1	$ 72.8	$ 100.3	$ 137.3
Amortization of acquired intangibles	$ 2.0	$ 2.3	$ 1.6	$ 1.3	$ 2.1
Stock-based compensation	$ 0.2	$ 0.2	$ 0.6	$ 2.3	$ 2.0
Adjusted Gross Margin	**$ 41.1**	**$ 55.6**	**$ 75.0**	**$ 103.9**	**$ 141.4**
Sales & Marketing	$ 25.9	$ 34.8	$ 47.0	$ 69.6	$ 87.7
Stock-based compensation	$ (0.3)	$ (0.7)	$ (2.4)	$ (9.3)	$ (10.0)
non-GAAP Sales & Marketing	**$ 25.6**	**$ 34.1**	**$ 44.6**	**$ 60.3**	**$ 77.7**
Research & Development	$ 11.5	$ 14.8	$ 22.2	$ 41.3	$ 50.0
Stock-based compensation	$ (0.3)	$ (0.3)	$ (1.5)	$ (7.1)	$ (7.8)
non-GAAP Research & Development	**$ 11.2**	**$ 14.4**	**$ 20.7**	**$ 34.2**	**$ 42.2**
General & Administrative	$ 12.3	$ 14.3	$ 22.9	$ 31.5	$ 46.8
Amortization of acquired intangibles	$ (1.1)	$ (0.9)	$ (2.1)	$ (4.7)	$ (8.3)
Stock-based compensation	$ (0.8)	$ (1.8)	$ (4.8)	$ (7.1)	$ (13.7)
non-GAAP General & Administrative	**$ 10.4**	**$ 11.5**	**$ 16.0**	**$ 19.7**	**$ 24.8**
Net Income/(Loss)	$ (10.8)	$ (11.3)	$ (19.6)	$ (47.5)	$ (52.3)
Interest expense, net	$ 0.5	$ 0.5	$ 0.2	$ 4.5	$ 3.0
Tax expense, net	$ (0.6)	$ -	$ -	$ 0.8	$ 0.4
Depreciation & Amortization	$ 6.0	$ 7.7	$ 10.2	$ 13.7	$ 19.7
Loss on extinguishment of debt	$ -	$ -	$ -	$ -	$ 1.4
Stock-based compensation	$ 1.5	$ 3.1	$ 9.3	$ 25.8	$ 33.5
Adjusted EBITDA	**$ (3.4)**	**$ -**	**$ 0.1**	**$ (2.7)**	**$ 5.7**

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The Everbridge Mission has Never Been More Important Next Gen Enterprise COVID-19 Public Warning CEM Shield Maximum Reach and Becoming the Standard Meeting the Moment Effectiveness © Everbridge, Inc. Confidential & Proprietary. 11The Everbridge Mission has Never Been More Important Next Gen Enterprise COVID-19 Public Warning CEM Shield Maximum Reach and Becoming the Standard Meeting the Moment Effectiveness © Everbridge, Inc. Confidential & Proprietary. 11

Questions © Everbridge, Inc. Confidential & Proprietary. 8Questions © Everbridge, Inc. Confidential & Proprietary. 8

Thank You Everbridge Analyst Day 2020 © Everbridge, Inc. Confidential & Proprietary. 12Thank You Everbridge Analyst Day 2020 © Everbridge, Inc. Confidential & Proprietary. 12